Exhibit 99.1

JAM CITY, INC. AND DPCM CAPITAL, INC. MUTUALLY AGREE

TO TERMINATE BUSINESS COMBINATION AGREEMENT

MIAMI, FL and LOS ANGELES, CA– July 23, 2021 – DPCM Capital, Inc. (“DPCM Capital”) (NYSE: XPOA), a publicly traded special purpose acquisition company, and Jam City, Inc. (“Jam City”), a leading mobile entertainment company behind some of the world’s highest grossing and most enduring mobile games, today announced that both companies have mutually agreed to terminate the previously announced business combination agreement, effective immediately. In light of current market conditions, DPCM Capital and Jam City believe that terminating the business combination agreement is the best path forward for the parties and their respective stockholders. DPCM Capital intends to continue to pursue a business combination and is proceeding to evaluate alternative business combinations.

About DPCM Capital, Inc.

DPCM Capital, Inc. is a special purpose acquisition company led by Chairman and CEO Emil Michael, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. UBS Securities LLC acted as sole book-running manager for DPCM Capital’s initial public offering. Its common stock, units, and warrants began trading on the NYSE on October 23, 2020 under the ticker symbols XPOA, XPOA.U and XPOA WS, respectively. www.dpcmcapital.com.

 About Jam City

Jam City is an award-winning mobile entertainment company providing unique and deeply engaging games that appeal to a broad, global audience. Led by CEO Chris DeWolfe, former MySpace co-founder and CEO, and COO Josh Yguado, former 20th Century Fox executive, Jam City is the creative powerhouse behind some of the highest-grossing and most enduring mobile games. [Jam City’s global franchise Cookie Jam has generated $790 million in lifetime bookings and Panda Pop has generated $375 million in lifetime bookings as of Q4 2020.] The company is a partner of choice for Hollywood studios, having developed immersive, narrative-rich mobile games around iconic entertainment brands. The company’s popular RPG game Harry Potter: Hogwarts Mystery was the #1 game in more than 40 countries at its launch in April 2018. Jam City currently has studios and talent located in Los Angeles (HQ), Burbank, Cedar Falls, Las Vegas, San Diego, San Francisco and, internationally, in Berlin, Bogotá, Buenos Aires, and Toronto. For more information, please visit www.jamcity.com.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements herein include statements regarding DPCM Capital’s ability to complete a business combination. In some cases, you can identify forward-looking statements by terminology such as “may,” “ should,” “expect,” “ intend,” “ will,” “estimate,” “ anticipate,” “ believe,” “ predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, DPCM Capital’s ability to select an appropriate target business or businesses, complete its initial business combination, general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DPCM Capital’s Annual Report on Form 10-K/A, filed with the SEC on June 24, 2021, and other filings with the SEC. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of DPCM Capital described above. DPCM Capital does not undertake any duty to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

For Jam City PR: JamcityPR@icrinc.com

For Jam City IR: JamCityIR@icrinc.com